Filed pursuant to Rule 497
Registration No. 333-213716

OWL ROCK CAPITAL CORPORATION II

Supplement No. 10 dated February 1, 2018

To

Prospectus dated February 3, 2017

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of Owl Rock Capital Corporation II dated February 3, 2017 as previously supplemented and amended (as so supplemented and amended, the “Prospectus”) and is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 23 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR INITIAL PUBLIC OFFERING

Since commencing our continuous public offering and through January 31, 2018, we have issued 11,647,774 shares of our common stock for gross proceeds of approximately $108 million. As of January 31, 2018, we had raised total gross proceeds of approximately $108 million, including seed capital contributed by our Adviser in September 2016 and approximately $10 million in gross proceeds raised from certain individuals and entities affiliated with Owl Rock Capital Advisors.

RECENT DEVELOPMENTS

On January 31, 2018, we increased our public offering price from $9.53 per share to $9.55 per share. The increase in the public offering price will be effective as of the January 31, 2018 weekly closing and first applied to subscriptions in good order from January 25, 2018 through January 31, 2018.

In accordance with our previously disclosed share pricing policy, we determined that an increase in the public offering price per share was warranted following an increase in our net asset value per share to $9.07 as of January 31, 2018. As a result of the increase in our public offering price, the maximum sales load and net proceeds per share will be approximately $0.48 per share and $9.07 per share, respectively.